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                                                                      EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8, Registration Numbers 33-80417, 333-59441, 333-53753, 333-39159, and 333-02979.





/s/ ARTHUR ANDERSEN LLP


Pittsburgh, Pennsylvania
March 28, 2001